Exhibit 21

SINCLAIR BROADCAST GROUP, INC.
List of Subsidiaries as of February 29, 2008

Acrodyne Communications, Inc. (Delaware Corporation) 82.31%
Acrodyne Industries, Inc. (Pennsylvania Corporation)

Allegiance Capital L.P. (Maryland Limited Partnership) 96.72%

KDSM, LLC (Maryland LLC)
KDSM Licensee, LLC (Maryland LLC)

Keyser Capital, LLC (Maryland LLC)

Patriot Capital II, L.P. (Maryland Limited Partnership) 41.10%

Sinclair Acquisition XI, Inc. (Maryland Corporation)

Sinclair Acquisition XII, Inc. (Delaware Corporation)

Sinclair Acquisition XIII, Inc. (Maryland Corporation)

Sinclair Acquisition XIV, Inc. (Maryland Corporation)

Sinclair Acquisition XV, Inc. (Maryland Corporation)

Sinclair Investment Group, LLC (Maryland LLC)

Sinclair Ventures, Inc. (Maryland Corporation)
G1440 Holdings, Inc. (Maryland Corporation) 93.95%
Builder 1440, LLC (Maryland LLC)
G1440, LLC (Maryland LLC)
I1440, LLC (Maryland LLC)

Sterling Venture Partners, L.P. (Maryland Limited Partnership) 3.70%

Sinclair Television Group, Inc. (Maryland Corporation)
Sinclair Television Company II, Inc. (Delaware Corporation)
Sinclair Programming Company, LLC (Maryland, LLC)
Sinclair Communications, LLC (Maryland LLC)
WLFL, Inc. (Maryland Corporation)
WLFL Licensee, LLC (Maryland LLC)
WRDC, LLC (Nevada LLC)
Highwoods Joint Venture (North Carolina Partnership) 60%
Sinclair Media I, Inc. (Maryland Corporation)
WPGH Licensee, LLC (Maryland LLC)
KDNL Licensee, LLC (Maryland LLC)
WCWB Licensee, LLC (Maryland LLC)
Sinclair Media III, Inc. (Maryland Corporation)
WSTR Licensee, Inc. (Maryland Corporation)
WCHS Licensee, LLC (Maryland LLC)

WYZZ, Inc. (Maryland Corporation)
WYZZ Licensee, Inc. (Delaware Corporation)
WSMH, Inc. (Maryland Corporation)
WSMH Licensee, LLC (Maryland LLC)
WTVZ, Inc. (Maryland Corporation)
WTVZ Licensee, LLC (Maryland LLC)
KLGT, Inc. (Minnesota Corporation)
KLGT Licensee, LLC (Maryland LLC)
Sinclair Finance, LLC (Minnesota LLC)
WGME, Inc. (Maryland Corporation)
WGME Licensee, LLC (Maryland LLC)
Sinclair Acquisition IV, Inc. (Maryland Corporation)
KGAN Licensee, LLC (Maryland LLC)
WICD Licensee, LLC (Maryland LLC)
WICS Licensee, LLC (Maryland LLC)
KFXA Licensee, LLC (Nevada LLC)
WTTO, Inc. (Maryland Corporation)
WTTO Licensee, LLC (Maryland LLC)
WCGV, Inc. (Maryland Corporation)
WCGV Licensee, LLC (Maryland LLC)
Sinclair Media II, Inc. (Maryland Corporation)

KUPN Licensee, LLC (Maryland LLC)
WEAR Licensee, LLC (Maryland LLC)
WSYX Licensee, Inc. (Maryland Corporation)
WFGX Licensee, LLC (Nevada LLC)
San Antonio Television, LLC (Delaware LLC)
Chesapeake Television Licensee, LLC (Maryland LLC)

KABB Licensee, LLC (Maryland LLC)
WLOS Licensee, LLC (Maryland LLC)
Sinclair Radio of St. Louis, Inc. (Maryland Corporation)
WGGB, Inc. (Maryland Corporation)
WGGB Licensee, LLC (Maryland LLC)
KOCB, Inc. (Oklahoma Corporation)
KOCB Licensee, LLC (Maryland LLC)

WTWC, Inc. (Maryland Corporation)
WTWC Licensee, LLC (Maryland LLC)
Sinclair Holdings I, Inc. (Virginia Corporation)
Sinclair Holdings II, Inc. (Virginia Corporation)
Sinclair Holdings III, Inc. (Virginia Corporation)
Sinclair Properties, LLC (Virginia LLC)
KBSI Licensee L.P. (Virginia Limited Partnership)
WMMP Licensee L.P. (Virginia Limited Partnership)
WSYT Licensee L.P. (Virginia Limited Partnership)
WNYS Licensee, LLC (Nevada LLC)
WDKA Licensee, LLC (Nevada LLC)
Sinclair Properties II, LLC (Virginia LLC)
WKEF Licensee, L.P. (Virginia Limited Partnership)
WEMT Licensee, L.P. (Virginia Limited Partnership)
New York Television, Inc. (Maryland Corporation)
Montecito Broadcasting Corporation (Delaware Corporation)
Channel 33, Inc. (Nevada Corporation)
WNYO, Inc. (Delaware Corporation)
Sinclair NewsCentral, LLC (Maryland LLC)

Sinclair Communications II, Inc. (Delaware Corporation)
Sinclair Television Company, Inc. (Delaware Corporation)
WMSN Licensee, LLC (Nevada LLC)
WUHF Licensee, LLC (Nevada LLC)
Sinclair Television of Nevada, Inc. (Nevada Corporation)
Sinclair Television License Holder, Inc. (Nevada Corporation)
Sinclair Television of Dayton, Inc. (Delaware Corporation)
WRGT Licensee, LLC (Nevada LLC)
Sinclair Television of Charleston, Inc. (Delaware Corporation)
WRLH Licensee, LLC (Nevada LLC)
WTAT Licensee, LLC (Nevada LLC)
Sinclair Television of Nashville, Inc. (Tennessee Corporation)
WZTV Licensee, LLC (Nevada LLC)
WVAH Licensee, LLC (Nevada LLC)
WNAB Licensee, LLC (Nevada LLC)
Sinclair Television of Tennessee, Inc. (Delaware Corporation)
WUXP Licensee, LLC (Maryland LLC)
Sinclair Television of Buffalo, Inc. (Delaware Corporation)
WUPN Licensee, LLC (Maryland LLC)
WUTV Licensee, LLC (Nevada LLC)
WXLV Licensee, LLC (Nevada LLC)
WDKY, Inc. (Delaware Corporation)
WDKY Licensee, LLC (Maryland LLC)
KOKH LLC, (Nevada LLC)
KOKH Licensee, LLC (Maryland LLC)
Sinclair Acquisition VII, Inc. (Maryland Corporation)
WVTV Licensee, Inc. (Maryland Corporation)
Sinclair Acquisition VIII, Inc. (Maryland Corporation)
Raleigh (WRDC-TV) Licensee, Inc. (Maryland Corporation)
Sinclair Acquisition IX, Inc. (Maryland Corporation)
Birmingham (WABM-TV) Licensee, Inc. (Maryland Corporation)
Sinclair Acquisition X, Inc. (Maryland Corporation)
San Antonio (KRRT-TV) Licensee, Inc. (Maryland Corporation)